TrueShares Technology, AI & Deep Learning ETF
Schedule of Investments
September 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 88.8%
Auto Parts & Equipment - 5.6%
Mobileye Global, Inc. - Class A (a)	39,952	$1,660,006

Biotechnology - 3.9%
Prime Medicine, Inc. (a)	78,154	745,589
Relay Therapeutics, Inc. (a)	49,954	420,113
		1,165,702
Computers - 10.0%
Crowdstrike Holdings, Inc. - Class A (a)	9,845	1,647,856
Zscaler, Inc. (a)	8,601	1,338,230
		2,986,086
Internet - 7.5%
Amazon.com, Inc. (a)	7,872	1,000,689
Okta, Inc. (a)	15,229	1,241,315
		2,242,004
Pharmaceuticals - 1.6%
AbCellera Biologics, Inc. (a)(b)	100,885	464,071

Semiconductors - 13.0%
Advanced Micro Devices, Inc. (a)	14,200	1,460,044
NVIDIA Corp.	5,548	2,413,325
		3,873,369
Software - 47.2% (c)
Datadog, Inc. - Class A (a)	14,703	1,339,296
Elastic N.V. (a)(b)	18,586	1,509,927
ROBLOX Corp. - Class A (a)	29,922	866,541
Samsara, Inc. - Class A (a)	77,244	1,947,321
Schrodinger, Inc. (a)	42,729	1,207,949
SentinelOne, Inc. - Class A (a)	73,103	1,232,517
ServiceNow, Inc. (a)	2,239	1,251,511
Snowflake, Inc. - Class A (a)	11,961	1,827,282
Twilio, Inc. - Class A (a)	15,969	934,666
UiPath, Inc. - Class A (a)	56,201	961,599
Unity Software, Inc. (a)	31,087	975,821
		14,054,430
TOTAL COMMON STOCKS (Cost $33,383,293)		26,445,668

MONEY MARKET FUNDS - 11.2%
First American Treasury Obligations Fund - Class X, 5.26% (d)	3,343,974	3,343,974
TOTAL MONEY MARKET FUNDS (Cost $3,343,974)		3,343,974

TOTAL INVESTMENTS (Cost $36,727,267) - 100.0%		29,789,642
Other assets and liabilities, net - (0.0)% (e)		(2,723)
TOTAL NET ASSETS - 100.0%		$29,786,919

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	The rate shown is the seven day yield at period end.
(e)	Amount is less than (0.05)%.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$26,445,668	$-	$-	$26,445,668
Money Market Funds	3,343,974	-	-	3,343,974
Total Investments - Assets	$29,789,642	$-	$-	$29,789,642

*See Schedule of Investments for industry classifications.